                                                                   Exhibit 10.37

                              AMENDMENT NO. 1 TO
                               ROLL-IN AGREEMENT
                               -----------------

          This Amendment No. 1 to Roll-In Agreement (this "Amendment") is entered into as of May 15, 1996 by and among ZB Holdings, Inc., a South Carolina corporation ("ZBH"), The InterTech Group, Inc., a South Carolina corporation ("InterTech"), Polymer Group, Inc., a Delaware corporation ("PGI"), Polypore, Inc., a Delaware corporation ("Polypore"), Chase Manhattan Investment Holdings, Inc., a Delaware corporation ("CMIHI"), Jerry Zucker ("Zucker"), James Boyd ("Boyd"), and Golder, Thoma, Cressey Fund III Limited Partnership, an Illinois limited partnership ("GTC").

          The parties hereto, together with FTG, Inc., a South Carolina corporation ("FTG"), are parties to a Roll-In Agreement, dated as of November 18, 1994 ("Agreement"). InterTech has acquired all of the PGI capital stock owned by FTG and, as a result, has succeeded to the rights and obligations of FTG with respect to such stock under the Agreement. The parties hereto desire to amend the Agreement in the manner specified herein. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Amendments.

          (A) The second paragraph of the Agreement (i.e., the second recital) is hereby amended by deleting such paragraph and replacing it with the following:

          InterTech, GTC, Chase, Zucker and Boyd each own shares of PGI capital stock (in their capacity as holders of such capital stock, the "PGI Stockholders"). ZBH, GTC, Chase, Zucker and Boyd each own shares of Polypore capital stock (in their capacity as holders of such capital stock, the "Polypore Stockholders"). PGI and Polypore are collectively referred to herein as the "Companies." The Polypore Stockholders desire to grant to the PGI Stockholders the option to cause the Polypore Stock (as defined below) to be exchanged for shares of PGI Stock (as defined below) on the terms and subject to the conditions set forth herein.

          (B) A third paragraph (i.e., a third recital) is hereby added to the Agreement as follows:

          The parties hereto acknowledge that all outstanding shares of PGI capital stock are to be exchanged for shares of PGI's common stock, par value $.01 per share ("PGI Common Stock"), pursuant to a Recapitalization Agreement to be entered into by and among PGI and its stockholders as of May 15, 1996 (the "Recapitalization Agreement"). A portion of the PGI Common Stock to be issued pursuant to the Recapitalization Agreement will be subject to this Agreement as set forth in paragraph 1(b) hereof.

          (C) Paragraph 1 of the Agreement is hereby amended by deleting such paragraph and replacing it with the following:

          1.   Option to Require Exchange of Stock.

               (a) At any time, the persons who hold, as of May 15, 1996, a majority of the PGI Stock (as defined below) (the "PGI Majority Holders") will have one election, exercisable by written notice delivered to the Polypore Stockholders not less than 30 days prior to the closing date selected by the PGI Majority Holders, to cause the exchange (an "Exchange") by the Polypore Stockholders of the Polypore Stock for the PGI Stock. Each class of the Polypore Stock shall be allocated among the PGI Stockholders stock pro rata based upon their ownership of PGI Stock prior to the exchange. The PGI Stock shall be allocated among the Polypore Stockholders pro rata based upon the relative values (determined under paragraph 2 below) of the Polypore Stock given up in the exchange by each Polypore Stockholder.

               (b) For purposes hereof, (i) the "PGI Stock" shall mean, for any PGI Stockholder, a number of shares of PGI Common Stock equal to 21.5% of the number of shares of PGI Common Stock into which the shares of PGI capital stock set forth opposite each PGI Stockholder's name on Schedule A attached hereto are converted pursuant to the Recapitalization Agreement (as such number is equitably adjusted for stock splits, stock dividends, combinations of shares, recapitalizations and similar transactions), or such lesser number of shares as may be owned by such PGI Stockholder at the time of an Exchange, it being understood that this Agreement shall apply to a certain number of shares of PGI Common Stock rather than any particular shares of PGI Common Stock; and (ii) the "Polypore Stock" shall mean, for any Polypore Stockholder, the number of shares of each class of Polypore capital stock set forth opposite each Polypore Stockholder's name on Schedule A attached hereto (as such numbers are equitably adjusted for stock splits, stock dividends, combinations of shares, recapitalizations and similar transactions); provided that immediately prior to any Exchange, all shares of convertible preferred stock of Polypore shall be converted to common stock.

               (c) If any PGI Stockholder owns less than the number of shares of PGI Stock into which the shares of PGI capital stock set forth opposite such PGI Stockholder's name on Schedule A attached hereto are converted pursuant to the Recapitalization Agreement, the amount of Polypore Stock to be exchanged by the Polypore Stockholders shall be proportionately reduced, and such Polypore Stock received by the PGI Stockholders shall be allocated pursuant to (a) above taking into account such lesser number of shares.

               (d) The costs and expenses of any Exchange will be paid 78.5% by the PGI Stockholders and 21.5% by the Polypore Stockholders.

          (D) All references to the defined term "Roll-In" anywhere in the Agreement shall be amended by deleting such reference and replacing it with the defined term "Exchange."

          (E) Paragraph 2 of the Agreement is hereby amended by deleting the parenthetical at the end of the last sentence thereof.

          (F) Paragraph 3 of the Agreement is hereby amended by deleting the last three sentences thereof.

          (G) Paragraph 4(b) of the Agreement is hereby amended by deleting such paragraph and replacing it with the following:

                    (b) Stockholders' Agreements; Regulation Y.

                    (i) All stockholder agreements relating to the PGI Stock and/or the Polypore Stock in existence immediately prior to any Exchange shall remain in full force and effect immediately after such Exchange, and the PGI Stock or Polypore Stock (as the case may be) shall continue to be subject to the terms thereof; provided that PGI, Polypore, the PGI Stockholders and the Polypore Stockholders hereby waive any restrictions on transfer that may be contained in any such agreement (whether now in existence or subsequently entered into) with respect to any Exchange.

                    (ii) Any holder of stock who is subject to Regulation Y promulgated by the Board of Governors of the Federal Reserve, or any successor regulation thereto, will not be required to accept any securities in an Exchange which it would not be required to accept under Section 8.2(h) of the Stockholders Agreement, dated as of November 18, 1994, among Polypore, the Polypore Stockholders and certain other parties, and the parties will comply with Section 3H of the Purchase Agreement, dated as of November 18, 1994, among Polypore, GTC, ZBH and Chase, with respect to any Exchange.

          (H) Paragraph 5 of the Agreement is hereby amended by deleting all references therein to "PGI Stock".

          (I) Paragraph 6 of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

          Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against any party unless such modification, amendment or waiver is approved in writing by the holders of a majority of the PGI Stock and the holders of a majority of the Polypore Stock; provided that to the extent any amendment would materially and adversely affect any party hereto, such amendment will not be effective without such party's consent.

          (J) Paragraph 14 of the Agreement is hereby amended by deleting such paragraph and replacing it with the following:

          This Agreement will terminate on the earlier of (i) the tenth anniversary of the date hereof and (ii) the occurrence of a Change in Control. The rights of the PGI Majority Holders hereunder will terminate on the earlier of (i) the date the Exchange contemplated hereby is consummated and (ii) the first date on which GTC does not own any PGI Common Stock. For purposes of this Agreement, "Change in Control" means the acquisition by an independent third party of a majority of the voting securities of Polypore or the sale by Polypore to an independent third party of all or substantially all of its assets.

          2. Conditions to Effectiveness. This Amendment will be effective only upon (i) the consummation of the initial public offering of PGI's common stock, and (ii) the execution by Connecticut General Life Insurance Company and CIGNA Mezzanine Partners III, L.P. of the consent attached hereto as Exhibit I.

          3. Miscellaneous. This Amendment may be executed in two or more counterparts each of which shall be an original and all of which taken together shall constitute one and the same Amendment. This Amendment shall be governed by the internal law, and not the law of conflicts, of New York.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Roll-In Agreement on the day and year first above written.

                                      THE INTERTECH GROUP, INC.


                                      By:  /s/ Jerry Zucker
                                           -------------------------------------

                                      Its: Chairman, President & CEO
                                           -------------------------------------

                                      POLYMER GROUP, INC.


                                      By:  /s/ Jerry Zucker
                                           -------------------------------------

                                      Its: Chairman, President & CEO
                                           -------------------------------------


                                      POLYPORE, INC.


                                      By:  /s/ Jerry Zucker
                                           -------------------------------------

                                      Its: Chairman, President & CEO
                                           -------------------------------------


                                      CHASE MANHATTAN INVESTMENT HOLDINGS, INC.


                                      By:  /s/ Donna L. Carter
                                           -------------------------------------
                                      Its: Senior Vice President & Treasurer



                                      /s/ Jerry Zucker
                                      ------------------------------------------
                                      JERRY ZUCKER


                                      /s/ James G. Boyd
                                      ------------------------------------------
                                      JAMES BOYD

                      CONTINUATION OF SIGNATURE PAGES TO
                     AMENDMENT NO. 1 TO ROLL-IN AGREEMENT



                                      GOLDER, THOMA, CRESSEY FUND III LIMITED
                                      PARTNERSHIP

                                      By:   Golder, Thoma, Cressey, Rauner, L.P.
                                      Its:  General Partner


                                      By:  /s/ Bruce V. Rauner
                                           -------------------------------------
                                      Its: General Partner
                                           -------------------------------------

                                      ZB HOLDINGS, INC.


                                      By:  /s/ Jerry Zucker
                                           -------------------------------------
                                      Its: Chairman, President & CEO
                                           -------------------------------------

                                  SCHEDULE A
                                  ----------


                               PGI Stockholders
                               ----------------

Name                                 PGI Stock/1/
----                                 ------------

                    Class           Class           Class          Class
                     A-1             A-2             A-3             B
                   Common          Common          Common         Common
                   ------          ------          ------         ------
GTC               111,825                         115,000        185,902

InterTech                                                        118,476

Zucker                                                            21,802

Boyd                                                               7,267

CMIHI                              17,248                         14,136



                             Polypore Stockholders
                             ---------------------

Name                           Polypore Stock/2/
----                           -----------------

                  Class A         Class B-1       Class B-2
                 Preferred       Preferred/3/    Preferred/3/   Common Stock
                 ---------       ------------    ------------   ------------
GTC                 2,565          18,314

ZBH                 5,861          41,872

Zucker                                                            27,876

Boyd                                                               9,289

CMIHI               2,565                          18,314


---------------------

/1/    Amounts represent PGI capital stock outstanding as of the time of the
Polypore acquisition/formation, as adjusted for the recapitalization which occurred on March 15, 1995 in connection with the Chicopee acquisition. All such shares will be converted into PGI Common Stock pursuant to the Recapitalization Agreement.

/2/    Amounts are equal to 78.5% of each class of capital stock held by the indicated stockholder.

/3/    All convertible preferred stock will be converted into common stock prior to the Exchange.

                                                                       Exhibit I
                                                                       ---------

                             Consent to Amendment


          The undersigned hereby consent to Amendment No. 1 to Roll-In Agreement in the form attached hereto as Annex 1.



                                      CONNECTICUT GENERAL LIFE
                                             INSURANCE COMPANY

                                      By:   CIGNA Investments, Inc. (as Agent)


                                      By:
                                          --------------------------------------
                                      Its:
                                          --------------------------------------

                                      CIGNA MEZZANINE PARTNERS III, L.P.

                                      By:   CIGNA Investments, Inc. (as Agent)


                                      By:
                                          --------------------------------------
                                      Its:
                                          --------------------------------------